Exhibit 99.1

Harold Shapiro to Retire from DeVry Board of Directors

Connie Curran Appointed Board Chair Effective at Nov. 6 Annual Meeting

DOWNERS GROVE, Ill.--(BUSINESS WIRE)--May 20, 2013--DeVry Inc. (NYSE: DV), a global provider of educational services, today announced Harold T. Shapiro, Ph.D., a board member since 2001 and chairman since 2008, has notified DeVry that he does not intend to stand for re-election at DeVry’s next annual meeting of shareholders on Nov. 6. The board has appointed Connie Curran, Ed.D. to replace Dr. Shapiro as board chair effective at the annual meeting at which time Shapiro will be named director emeritus.

The board does not plan to immediately fill the vacancy created by Dr. Shapiro’s retirement, and the size of the board would be reduced from 12 to 11 directors following the annual meeting.

"I am honored to succeed Harold Shapiro, and on behalf of the entire board, would like to thank him for his exceptional contributions during his 12 years of service to DeVry," said Curran. “I look forward to continuing to work with my fellow board members to further DeVry’s purpose to empower our students to achieve their educational and career goals.”

Shapiro said, "Dr. Curran is an exceptional talent, and I am confident she is the right choice to lead DeVry’s board well into the future. Over the past decade, Dr. Curran’s vast leadership and healthcare experience has been instrumental in making DeVry a leader in quality healthcare education. I am proud of DeVry’s accomplishments during my time with the board, and believe the quality of our educational programs, diversified institutions and offerings, and strong organizational leadership positions DeVry for continued success."

Important Additional Information to Be Filed with the Securities and Exchange Commission

DeVry Inc. plans to file with the Securities and Exchange Commission a definitive proxy statement with a proxy card for the election of directors nominated by the board of directors. DEVRY INC. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAREFULLY IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

DeVry Inc., its directors and named executive officers may be deemed to be participants in the solicitation of DeVry Inc.'s security holders in connection with its 2013 annual meeting of stockholders, which will be held on Nov. 6, 2013. Security holders of DeVry Inc. may obtain information regarding the names, affiliations and interests of such individuals in DeVry Inc.'s Form 10-K for the fiscal year ending June 30, 2012 and filed with the Securities and Exchange Commission on Aug. 28, 2012 and in DeVry Inc.’s definitive proxy statement that was filed with the Securities and Exchange Commission on Oct. 5, 2012. Security holders of DeVry Inc. may also obtain additional information regarding the names, affiliations and interests of such participants by reading the definitive proxy statement in connection with DeVry Inc.’s 2013 annual meeting of stockholders when it becomes available.

Investors and security holders will be able to obtain without charge copies of the Proxy Statement (when available) filed with the Securities and Exchange Commission by DeVry Inc. through the website maintained by the Securities and Exchange Commission at http://www.sec.gov. Copies of the Proxy Statement (when available) filed with the Securities and Exchange Commission can also be obtained without charge by contacting Joan Bates, c/o DeVry Inc., 3005 Highland Parkway, Downers Grove, Ill. 60515, or you can contact us by phone at 630-353-3800, or email at jbates@devry.com.

About Harold T. Shapiro

Harold T. Shapiro is president emeritus of Princeton University and former president of Princeton University and of the University of Michigan. Shapiro, who received his Ph.D. in economics from Princeton in 1964, holds a faculty appointment as a professor in the departments of economics and public affairs at Princeton’s prestigious Woodrow Wilson School of Public and International Affairs. He came to Princeton from the University of Michigan, where he served on the faculty for 24 years and was president from 1980 to 1988.

Shapiro has been a member of the board of directors of DeVry Inc. since 2001 and has served as chairman since 2008. Shapiro has also served on the boards of The Dow Chemical Company, the Kellogg Cereal Company, Unisys Corporation, The Hastings Center and HCA – The Healthcare Company. Shapiro is also a member of The Conference Board, Inc., and a former member of the National Advisory Council of the Human Genome Institute (NIH).

In July 1996, Shapiro was appointed by President Clinton to chair the National Bioethics Advisory Commission, and from 1990 to 1992, he was a member of President Bush's Council of Advisors on Science and Technology. Shapiro continues to write extensively on the subject of bioethics and science policy, and the evolution of higher education. He has also been the recipient of both the American Association for the Advancement of Science Carey Award for Leadership in Science Policy and the Council of Scientific Society President’s Citation for Outstanding Leadership. In addition, he was the recipient of the Clark Kerr Medal for lifetime achievement in higher education and the National Academy’s Public Welfare Medal.

Born June 8, 1935, Shapiro is a native of Montreal, where he received his bachelor's degree from McGill University in 1956. Shapiro is married and has four daughters.

About Connie R. Curran

Dr. Curran is the co-founder and CEO of Best on Board, a trustee education program that seeks to increase the confidence and competence of healthcare trustees through education, testing and certification. Dr. Curran has been a director of DeVry since November 2003. Dr. Curran has substantial experience as an educator and business leader in healthcare and healthcare consulting, an area of increasing importance to DeVry in recent years.

Curran is a prolific author with over 200 publications and several research programs to her credit. She serves on the boards of several nonprofit organizations and is also a director of Hospira, Inc. Dr. Curran previously served as chairman of the board of Silver Cross Hospital and as a director of Pyxis, Cardiodynamics, IDX, Volcano and Allegiance corporations.

Prior to co-founding Best on Board, Curran served as President of Curran Associates, a healthcare consulting company. From September 2003 until June 2006, Dr. Curran served as the Executive Director of C-Change (formerly the National Dialogue on Cancer), an organization that brings together the public, private, and nonprofit sectors to focus on the eradication of cancer. She spent the preceding 15+ years in several healthcare leadership positions — President, Cardinal Health Consulting Services, 2000-2003; President and CEO, CurranCare, from 1995 until its acquisition by Cardinal Health in 2000; Vice Chairman/National Director for Patient Care Services, APM Incorporated, 1990-1995; and Vice President for HealthCare Management and Patient Care Services, American Hospital Association, 1985-1989. Prior to 1989, Dr. Curran was the Dean of the College of Nursing at the Medical College of Wisconsin and held professorships at the University of San Francisco and Columbia University.

Dr. Curran received her undergraduate degree in nursing from the University of Wisconsin and her master’s degree in nursing from DePaul University. She also earned her Ed.D. in educational psychology from Northern Illinois University and an MBA certificate from Harvard Business School.

About DeVry Inc.

DeVry's purpose is to empower its students to achieve their educational and career goals. DeVry (NYSE: DV; member S&P MidCap 400 Index) is a global provider of educational services and the parent organization of Advanced Academics, American University of the Caribbean School of Medicine, Becker Professional Education, Carrington College, Carrington College California, Chamberlain College of Nursing, DeVry Brasil, DeVry University, Ross University School of Medicine and Ross University School of Veterinary Medicine. These institutions offer a wide array of programs in business, healthcare, technology, accounting and finance. For more information, please call 630.353.3800 or visit http://www.devryinc.com.

Certain statements contained in this release concerning DeVry's future performance, including those statements concerning DeVry's expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as DeVry or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Actual results may differ materially from those projected or implied by these forward-looking statements. Potential risks, uncertainties and other factors that could cause results to differ are described more fully in Item 1A, "Risk Factors," in DeVry's most recent Annual Report on Form 10-K for the year ending June 30, 2012 and filed with the Securities and Exchange Commission on August 28, 2012, and Quarterly Reports on Form 10-Q for the fiscal quarters ended September 30, 2012, December 31, 2012 and March 31, 2013.

CONTACT:
DeVry Inc.
Investor Contact:
Joan Bates, (630) 353-3800
jbates@devry.com
or
Media Contact:
Mike DeGraff, 312-895-4700
mdegraff@sardverb.com